Supplement, dated April 7, 2006, to the
                         Prospectus, dated May 2, 2005,
                                       of
             Seligman U.S. Government Securities Fund (the "Fund"),
           a series of Seligman High Income Fund Series (the "Series")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectus.

The following information supersedes and replaces the information contained under the caption "Portfolio Management" on page 6 of the Fund's Prospectus:

The Fund is managed by Seligman's Investment Grade Team. The Investment Grade Team is headed by Mr. Francis L. Mustaro. Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc. and Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio (each a portfolio of Seligman Portfolios, Inc.). He is also Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

The Series' Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

                     Supplement, dated April 7, 2006, to the
             Statement of Additional Information, dated May 2, 2005,
               for Seligman High Income Fund Series (the "Fund"),
                                on behalf of its
                    Seligman U.S. Government Securities Fund

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 2, 2005 (the "SAI").

The first biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 10 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information relating to Mr. Mahony contained under the caption "Portfolio Managers -- Other Accounts Managed By Portfolio Managers" on page 23 of the SAI:

Other Accounts Managed by Portfolio Managers. The table below identifies, for Mr. Francis L. Mustaro, the number of accounts managed (other than the U.S. Government Securities Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. The value of the relevant accounts is provided as of March 31, 2006. Mr. Mustaro joined Seligman as portfolio manager of Seligman U.S. Government Securities Fund in April 2006.

-----------------------------------------------------------------------------------------------------
                          Registered Investment    Other Pooled Investment
   Portfolio Manager            Companies                  Vehicles               Other Accounts
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Francis L. Mustaro       5 Registered Investment      1 Pooled Investment     35 Other Accounts with
                             Companies with              Vehicle with          approximately $435.3
                          approximately $301.8        approximately $3.9      million in total assets
                         million in total assets    million in total assets            under
                            under management.          under management.            management.
-----------------------------------------------------------------------------------------------------

The following information supersedes and replaces the information relating to Mr. Mahony under the caption entitled "Portfolio Manager -- Compensation/Material Conflicts of Interest -- Compensation" on page 24 of the
SAI:

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The following  information  supersedes and replaces the information  relating to
Mr.  Mahony  under  the  caption  entitled   "Portfolio  Manager  --  Securities
Ownership" on page 25 of the SAI:

As of April 7, 2006, Mr. Mustaro did not own shares of the U.S. Government Securities Fund.